UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2020

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange
7.00% Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2020, Ares Holdings L.P., a Delaware limited partnership (“Ares Holdings”), Ares Investments L.P., a Delaware limited partnership (together with Ares Holdings, the “Borrower”) and certain subsidiaries of Ares Management Corporation (the “Company”) entered into Amendment No. 9 (the “Credit Facility Amendment”) to its Sixth Amended and Restated Credit Agreement, dated as of April 21, 2014 (as amended through and including the Credit Facility Amendment, the “Credit Agreement”), by and among the Borrower, the guarantors party thereto (together with the Borrower, the “Loan Parties”), the lenders party thereto and JPMorgan Chase Bank, N.A., as agent. The Credit Agreement provides a $1.065 billion revolving line of credit.

The Credit Facility Amendment, among other things, extends the maturity of the credit facility under the Credit Agreement from March 21, 2024 to March 30, 2025. The Credit Facility Amendment reduces the unused commitment fee and reduces the applicable margin under certain circumstances as follows:

Company’s Senior Long-Term Unsecured Debt Ratings	Prior Commitment Fee Rate	Amended Commitment Fee Rate	Prior Applicable Margin for LIBOR Rate Loans	Amended Applicable Margin for LIBOR Rate Loans	Prior Applicable Margin for Base Rate Loans	Amended Applicable Margin for Base Rate Loans
> A/A2	0.100%	0.080%	1.000%	1.000%	0.00%	0.00%
A-/A3	0.125%	0.100%	1.125%	1.125%	0.125%	0.125%
BBB+/Baa1(1)	0.150%	0.125%	1.250%	1.250%	0.250%	0.250%
BBB/Baa2	0.200%	0.150%	1.500%	1.375%	0.500%	0.375%
< BBB-/Baa3	0.220%	0.200%	1.750%	1.500%	0.750%	0.500%

(1) Represents the Senior Long-Term Unsecured Debt Ratings of the Company as of the date of this Current Report on Form 8-K.

A copy of the Credit Facility Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01 as though fully set forth herein. The foregoing summary description of the Credit Facility Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Credit Facility Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)                               Exhibits:

Exhibit Number	Description

10.1	Amendment No. 9, dated as of March 30, 2020, to the Sixth Amended and Restated Credit Agreement, dated as of April 21, 2014, by and among Ares Holdings L.P., Ares Investments L.P., the Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: April 2, 2020

	By:	/s/ Naseem Sagati Aghili
	Name:	Naseem Sagati Aghili
	Title:	General Counsel and Secretary